Exhibit 10.33
FIRST AMENDMENT TO
SECURITIES PURCHASE AGREEMENT, SECURED TERM NOTE
AND REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT, SECURED TERM NOTE AND REGISTRATION RIGHTS AGREEMENT (this “Amendment” or “First Amendment”) is entered into as of November2, 2007, to be effective as of May 1, 2007 (the “Effective Date”), by and between Texhoma Energy, Inc., a Nevada corporation (“Texhoma”) and its wholly owned subsidiary, Texaurus Energy, Inc. a Delaware corporation (“Texaurus” and collectively with Texhoma, each a “Corporation” and collectively the “Corporations”), and Laurus Master Fund, Ltd. (“Laurus”).

BACKGROUND

Texaurus and Laurus are parties to: (a) a Securities Purchase Agreement dated as of March 28, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “SPA”); and (b) a Secured Term Note in the original amount of $8,500,000 issued on March 28, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Note”).

Texhoma and Laurus entered into a Registration Rights Agreement dated as of March 28, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Registration Rights Agreement”); pursuant to which Texhoma, among other things, has agreed to file a registration statement covering the Registrable Securities (as therein defined).

The Corporation has requested that Laurus amend the SPA, the Registration Rights Agreement and the Note, and Laurus is willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Current Reporting Requirements.  So long as the Corporation shall have delivered to Laurus, on or prior to December 15, 2007, evidence reasonably satisfactory to Laurus that Texhoma is then current on all of Texhoma’s Securities and Exchange Commission filings (the “SEC Filing Deliverable”), Laurus hereby  waives any Event of Default (as defined under the Note) occurring through and including December 15, 2007 or such earlier date as Laurus shall have received evidence of the SEC Filing Deliverable, but such waiver shall only extend to an Event of Default arising solely from Texhoma’s failure to be current on its filings with the Securities and Exchange Commission.

2.           Amendments to Note.  Subject to satisfaction of the conditions precedent set forth in Section 4 below, the following Section 2.1(i), Change in Control, of the Note is hereby amended in its entirety to provide as follows:

“(i)           Change of Control.  A Change of Control (as defined below) shall occur with respect to the Company, unless Holder shall have expressly consented to such Change of Control in writing.  A “Change of Control” shall mean any event or circumstance as a result of which (i) any “Person” or “group” (as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act, as in effect on the date hereof), other than the Holder, is or becomes the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 35% or more on a fully diluted basis of the then outstanding voting equity interest of the Company (other than a “Person” or “group” that beneficially owns 35% or more of such outstanding voting equity interests of the Company on the date hereof), (ii) unless the Holder provides its written consent thereto (which shall not be unreasonably withheld), the Board of Directors of the Company shall cease to include each of Daniel Vesco and William M. Simmons or (iii) the Company or any of its Subsidiaries merges or consolidates with, or sells all or substantially all of its assets to, any other person or entity;”

3.           .Amendments to the Registration Rights Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 4 below, the following defined term set forth in Section 1 of the Registration Rights Agreement is hereby amended in its entirety to provide as follows:
“Effectiveness Date” means (i) with respect to the initial Registration Statement required to be filed hereunder, a date no later than April 30, 2008; and (ii) with respect to each additional Registration Statement required to be filed hereunder, if any, a date no later than thirty (30) days following the applicable Filing Date.”

4.           Conditions of Effectiveness.  This Amendment shall become effective upon satisfaction of the following conditions precedent:  Laurus shall have received (i) a copy of this Amendment executed by Texhoma and Texaurus, (ii) all such certificates of insurance and evidence of property insurance (naming Laurus as additional insured, mortgagee and lenders’ loss payee, and (iii) all such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Laurus or its counsel, if any, each of which shall be in form and substance satisfactory to Laurus and its counsel.

5.           Representations and Warranties of the Corporation.  Each Corporation hereby represents and warrants as follows:

(a)           This Amendment, the SPA, Registration Rights Agreement, and the Note, as amended hereby, constitute legal, valid and binding obligations of the companies party thereto and are enforceable against such companies in accordance with their respective terms.

(b)           Upon the effectiveness of this Amendment, each Corporation, hereby reaffirms all covenants, representations and warranties made in the SPA and the Related Agreements (as defined in the SPA), as applicable, to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(c)           No event of default has occurred and is continuing or would exist under any document, instrument or agreement by and between any Corporation and Laurus after giving effect to this Amendment.

(d)           No Corporation has any defense, counterclaim or offset with respect to the SPA or any other Related Agreement (as defined in the SPA).

6.           Effect on the Registration Rights Agreement.

(a)           Except as specifically amended herein, the SPA, the Registration Rights Agreement, the Note, the other Related Agreements (as defined in the SPA) and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(b)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Laurus, nor constitute a waiver of any provision of the SPA, the Registration Rights Agreement, the Note, any Related Agreement (as defined in the SPA) or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

7.           Governing Law.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

8.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.           Counterparts; Facsimile.  This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above to be effective as of the Effective Date set forth above.

TEXHOMA ENERGY, INC.

By: /s/ Daniel Vesco____________________

Name: Daniel Vesco

Title: CEO

TEXAURUS ENERGY, INC.

By:/s/ Daniel Vesco____________________

Name: Daniel Vesco

Title: CEO

LAURUS MASTER FUND, LTD.

By:/s/ Eugene Grin_____________________

Name: Eugene Grin

Title: Director